UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 16, 2006

J. L. Halsey Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

103 Foulk Road, Suite 205Q
Wilmington, DE	19803
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Acquisition of ClickTracks Analytics, Inc.

On August 18, 2006, J. L. Halsey Corporation, a Delaware corporation (the “Registrant”), entered into and consummated an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 16, 2006, by and among Registrant, Commodore Resources (Nevada), Inc., a Nevada corporation and an indirect wholly-owned subsidiary of Registrant (“Parent”), Halsey Acquisition California, Inc., a California corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), ClickTracks Analytics, Inc., a California corporation (“ClickTracks”), the shareholders of ClickTracks listed therein, and John Marshall, in his capacity as Representative (as defined in the Merger Agreement).  Pursuant to the Merger Agreement, Merger Sub merged with and into ClickTracks, a web analytics company based in Santa Cruz, California, with ClickTracks continuing as the surviving corporation in the merger as a direct wholly-owned subsidiary of Parent (the “Merger”).  At the effective time and as a result of the Merger:

1.             Each share of ClickTracks’ common stock issued and outstanding immediately prior to the effective time of the Merger automatically converted into the right to receive (in each case, without interest thereon):

•              $1.3483 in cash;

•              if the shareholder (i) is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act of 1933 (an “Accredited Investor”), 0.5337 shares of common stock of Halsey or (ii) is not an Accredited Investor, $0.53 in cash;

•              a Per Share Holdback Payment Amount;

•              a Per Share Parent Final Balance Sheet Adjustment Payment Amount;

•              a Per Share Future Payment Amount; and

•              a Per Share Tax Refund Amount.

2.             All outstanding options of ClickTracks were cancelled upon the effective date of the Merger, and each vested option share was converted into the right to receive (in each case, without interest thereon):

•              $1.3483 in cash, less the exercise price of such option;

•              if the optionholder (i) is an Accredited Investor, 0.5337 shares of common stock of Halsey or (ii) is not an Accredited Investor, $0.53 in cash;

•              a Per Share Holdback Payment Amount;

•              a Per Share Parent Final Balance Sheet Adjustment Payment Amount;

•              a Per Share Future Payment Amount; and

•              a Per Share Tax Refund Amount.

The cash portion of the merger consideration paid in connection with the Merger is subject to adjustment to the extent that ClickTracks’ cash at closing is less than $100,000,

working capital is less than $250,000 and debt is greater than $0.  The merger closed on August 18, 2006.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Capitalized terms used in this section of this Current Report on Form 8-K titled “Acquisition of ClickTracks Analytics, Inc.” that are not defined herein have the same meanings ascribed to those terms in the Merger Agreement.

Acquisition of Hot Banana Software Inc.

On August 18, 2006, Registrant entered into and consummated a Share Purchase Agreement (the “Purchase Agreement”), dated August 18, 2006, by and among Registrant, 1254412 Alberta ULC, an unlimited liability company formed under the laws of the Province of Alberta (“Buyer”), Krista Lariviere (“KL”), Chris Adams (“CA”), 1706379 Ontario Inc., a corporation formed under the laws of the Province of Ontario (“CA Holdco”), and 1706380 Ontario Inc., a corporation formed under the laws of the Province of Ontario (“KL Holdco” and together with KL, CA and CA Holdco, the “Sellers”).  Pursuant to the Purchase Agreement, Buyer acquired all of the issued and outstanding share capital of Hot Banana Software Inc., a corporation amalgamated under the laws of the Province of Ontario (“Hot Banana”), a web content management and email marketing software company based in Barrie, Ontario (the “Acquisition”).  Upon the closing of the Acquisition:

1.             The consideration received by the Sellers under the Purchase Agreement was allocated and is to be paid to the applicable Seller in accordance with the following:

•          the first $1,000,000 Canadian to the Class X Special Shares; then

•          the amount equal to the redemption amount of the Class Y Special Shares; and then

•          any additional Consideration to the Common Shares.

2.             The Sellers are entitled to receive (in each case, without interest thereon):

•          the Aggregate Closing Cash Consideration;

•          the Buyer Final Balance Sheet Adjustment Payment Amount;

•          the Guaranteed Future Payment Amount;

•          the First Future Payment Amount;

•          the Second Future Payment Amount;

•          the Technology Integration Payment Amount; and

•          any Tax Refund.

The cash paid at the closing of Acquisition is subject to adjustment to the extent that Hot Banana’s cash at closing is less than $80,000 Canadian, working capital is less than $125,000 Canadian and debt is greater than $0.  The share purchase closed on August 18, 2006.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.2 hereto and is incorporated by reference.

Capitalized terms used in this section of this Current Report on Form 8-K titled “Acquisition of Hot Banana Software Inc.” that are not defined herein have the same meanings ascribed to those terms in the Purchase Agreement.

Financing- Note and Backstop Agreement

The financing for the acquisition of ClickTracks and the acquisition of Hot Banana was provided by LDN Stuyvie Partnership (“LDN Stuyvie”).  William T. Comfort, III, the chairman of Registrant’s Board of Directors, is the sole general partner of LDN Stuyvie.  On August 16, 2006, Registrant issued a promissory note to LDN Stuyvie in the amount of $10 million (the “Note”).  The Note bears interest at the rate of 9.5% per annum, or 11.5% per annum in the event of default, and is due upon the earlier to occur of (i) the closing under the Backstop Agreement (which agreement is discussed below), (ii) the date on which Registrant’s Board of Directors resolves to abandon the rights offering, (iii) the date on which any order issued by a governmental entity of competent jurisdiction or any other legal restraint prohibits the consummation of the rights offering, (iv) the date on which any law or order by any governmental entity of competent jurisdiction makes the rights offering illegal, (v) February 1, 2007, if the registration statement filed in connection with rights offering has not been declared effective by Securities and Exchange Commission by 5:30 p.m. ET on January 31, 2007, or (vi) April 1, 2007, if the registration statement filed in connection with rights offering has been declared effective by Securities and Exchange Commission by 5:30 p.m. ET on January 31, 2007, but the rights offered in the rights offering have not expired by 11:59 p.m. ET on March 31, 2007.  In the event Registrant abandons or is unable to consummate the proposed rights offering, the outstanding principal balance of the Note shall be paid in shares of Registrant’s common stock, which shares shall be valued at $0.85 per share.   In the event of default, LDN Stuyvie may elect to have accrued but unpaid interest paid in cash or in shares of Registrant’s common stock, which shares shall be valued at $0.85 per share.

In connection with the Note, Registrant and LDN Stuyvie entered into a Backstop Agreement, dated August 16, 2006 (the “Backstop Agreement”), pursuant to which LDN Stuyvie agreed to purchase common stock of Registrant in connection with a proposed rights offering by Registrant.  Pursuant to the Backstop Agreement, LDN Stuyvie has agreed to backstop $10 million of rights offered in the rights offering. Under the terms of the Backstop Agreement, LDN Stuyvie will purchase that number of shares of Registrant common stock so that, together with all rights subscribed for and exercised in the rights offering (including any rights subscribed for by LDN Stuyvie), Registrant will receive gross proceeds (including offsets against the Note) in the rights offering of at least $10 million. In partial consideration for making the $10 million bridge loan to Registrant and agreeing to backstop the rights offering up to $10 million, Registrant has granted to LDN Stuyvie the exclusive right to purchase up to an additional $10 million of common stock at the subscription price in respect of each right granted to other stockholders of Registrant but which they decline to exercise.

The foregoing descriptions of the Note and Backstop Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and Backstop Agreement, as applicable, which are filed as Exhibit 2.3 and Exhibit 2.4, respectively, hereto and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 8.01  Other Events.

Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Financial statements of ClickTracks required by this item will be filed pursuant to an amendment to this Form 8-K within 71 calendar days of the date hereof.

(b)           Pro forma financial information.

Pro forma financial statements reflecting the acquisition of ClickTracks required by this item will be filed pursuant to an amendment to this Form 8-K within 71 calendar days of the date hereof.

(c)           Shell company transactions.

N/A

(d)           Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated August 16, 2006, by and among J. L. Halsey Corporation, a Delaware corporation, Commodore Resources (Nevada), Inc., a Nevada corporation, Halsey Acquisition California, Inc., a California corporation, ClickTracks Analytics, Inc., a California corporation, the shareholders listed therein, and John Marshall, in his capacity as securityholder representative.

2.2	Share Purchase Agreement, dated August 18, 2006, by and among 1254412 Alberta ULC, an unlimited liability company formed under the laws of the Province of Alberta, J. L. Halsey Corporation, a Delaware corporation, Krista Lariviere, Chris Adams, 1706379 Ontario Inc., a corporation formed under the laws of the Province of Ontario, and 1706380 Ontario Inc., a corporation formed under the laws of the Province of Ontario.

2.3	Promissory Note, dated August 16, 2006, in the amount of $10,000,000 from J. L. Halsey Corporation to LDN Stuyvie Partnership.

2.4	Backstop Agreement, dated August 16, 2006, between J. L. Halsey Corporation and LDN Stuyvie Partnership.

99.1	Press Release, dated August 21, 2006.

99.2	Press Release, dated August 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

	By:	/s/ David R. Burt
	Name:	David Burt
	Title:	Chief Executive Officer and President

Date: August 22, 2006